EXHIBIT 99.1

    E*TRADE FINANCIAL Corporation Announces Second Quarter Results

    --  Earnings of $0.37 per share, or $0.42 per share excluding
        $0.05 per share of expense for certain legal and regulatory matters

    --  Record Total Net Revenue of $664 million

    --  Pre-tax Income of $241 million

    --  Net Income of $159 million

    -- Target Segment account growth of 29 percent on an annualized basis

    --  Record Total Retail Client Assets of $213 billion

    --  Total Customer Cash and Deposits growth of $1.9 billion

    Business Editors

    NEW YORK--(BUSINESS WIRE)--July 25, 2007--E*TRADE FINANCIAL Corporation (NASDAQ: ETFC) today announced results for its second quarter ended June 30, 2007, reporting net income of $159 million, or $0.37 per share, compared to $156 million, or $0.36 per share a year ago. The results in the second quarter of 2007 produced a 39 percent operating margin(1) including approximately $35 million of pre-tax expense, or $0.05 per share, for certain legal and previously disclosed regulatory matters related to the Company's institutional equity business. Excluding the impact of these items, the Company generated earnings of $0.42 per share and achieved a 45 percent operating margin(1). Total net revenue for the second quarter increased 9 percent year over year to a record $664 million. Net operating interest income after provision for loan losses increased 15 percent year over year to a record $384 million - representing 58 percent of total net revenue. The Company's retail client assets increased to a record $213 billion including growth in total customer cash and deposits of $1.9 billion - a more than six-fold increase versus the year ago period.

    The Company also narrowed its 2007 pro-forma earnings guidance to a range of $1.58 - $1.72 per share from the previous range of $1.55 - $1.75, leaving the mid-point of $1.65 unchanged. This pro-forma range excludes the $0.05 per share of expense for certain legal and regulatory matters realized during the second quarter. Including these expenses, the Company now expects to earn $1.53 - $1.67 per share on a GAAP basis in 2007.

    "Our second quarter results demonstrate the strategic and economic success we have achieved through investments in product, service and marketing over the past several years," said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. "We delivered record performance in the quarter while improving the overall quality of revenue and earnings through continued growth and engagement led by our high-value, target segment accounts."

    Other selected recent and second quarter highlights:

    -- Launched Global Trading Platform, providing U.S. retail investors online access to foreign stocks and currencies in the major international markets and the ability to buy, hold and sell in the respective local currencies

    -- Recognized by SmartMoney magazine as the #1 premium broker (August 2007 issue)

    -- Produced record levels of options trades at 15.4 percent of U.S. Daily Average Revenue Trade ("DART") volumes, up 3 percentage points versus the year ago period

    -- Generated record quarterly Quick Transfer volume averaging over 400,000 cash transactions per month

    -- Expanded international business with the launch of operations in Norway and the Netherlands

    -- Extended branch network with three new locations: Minneapolis, Minnesota; Charlotte, North Carolina; and Houston, Texas - increasing total branches to 27 nationwide

    -- Repurchased over 3.1 million shares of common stock at a weighted average price of $23.30 per share

    Historical monthly metric data from January 2003 to June 2007 can be found on the E*TRADE FINANCIAL investor relations site at https://investor.etrade.com.

    The Company will host a conference call to discuss its second quarter results beginning at 5:00 p.m. (EDT) today. The conference call will be available to domestic participants by dialing
1-888-694-4768 and 1-973-872-3197 for international participants. The conference ID number is 8977979. A live audio webcast of this conference call will also be accessible at https://investor.etrade.com.

    About E*TRADE FINANCIAL

    The E*TRADE FINANCIAL family of companies provides financial services including trading, investing, banking and lending for retail and institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

    Important Notice

    E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo are registered trademarks or trademarks of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE Group, Inc. or E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption "Risk Factors") and quarterly reports on Form 10-Q.

    (C) 2007 E*TRADE FINANCIAL Corporation. All rights reserved.

    FINANCIAL STATEMENTS

            E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

                   Consolidated Statement of Income
               (In thousands, except per share amounts)
                             (Unaudited)

                          Three Months Ended      Six Months Ended
                               June 30,               June 30,
                         --------------------- -----------------------
                            2007       2006       2007        2006
                         ---------- ---------- ----------- -----------

Revenue:
 Operating interest
  income                 $ 905,772  $ 660,373  $1,735,567  $1,254,667
 Operating interest
  expense                 (491,608)  (315,771)   (930,817)   (585,276)
                         ---------- ---------- ----------- -----------
  Net operating interest
   income                  414,164    344,602     804,750     669,391
 Provision for loan
  losses                   (30,045)   (10,270)    (51,231)    (20,467)
                         ---------- ---------- ----------- -----------
  Net operating interest
   income after
   provision for loan
   losses                  384,119    334,332     753,519     648,924
                         ---------- ---------- ----------- -----------
 Commission                169,768    167,296     328,761     343,165
 Fees and service
  charges                   65,446     57,809     124,944     115,671
 Principal transactions     27,768     31,590      57,850      62,282
 Gain on sales of loans
  and securities, net        5,328     11,107      22,703      22,735
 Other revenue              11,120      9,224      20,770      16,930
                         ---------- ---------- ----------- -----------
  Total non-interest
   income                  279,430    277,026     555,028     560,783
                         ---------- ---------- ----------- -----------
  Total net revenue        663,549    611,358   1,308,547   1,209,707
                         ---------- ---------- ----------- -----------
Expense excluding
 interest:
 Compensation and
  benefits                 119,079    125,641     242,861     241,629
 Clearing and servicing     74,177     64,138     141,429     127,426
 Advertising and market
  development               35,938     30,420      81,530      65,201
 Communications             25,821     27,834      51,977      59,242
 Professional services      25,162     23,219      50,147      50,974
 Depreciation and
  amortization              20,075     18,827      39,458      37,616
 Occupancy and equipment    22,820     20,428      46,399      40,932
 Amortization of other
  intangibles               10,187     11,972      20,455      23,304
 Facility restructuring
  and other exit
  activities                (1,500)     2,884        (767)      2,631
 Other                      70,426     25,208     103,101      56,213
                         ---------- ---------- ----------- -----------
  Total expense
   excluding interest      402,185    350,571     776,590     705,168
                         ---------- ---------- ----------- -----------
Income before other
 income (expense),
 income taxes and
 discontinued operations   261,364    260,787     531,957     504,539
Other income (expense):
 Corporate interest
  income                     1,001      2,188       2,706       4,149
 Corporate interest
  expense                  (37,866)   (36,114)    (75,657)    (76,622)
 Gain on sales and
  impairment of
  investments               17,267     15,290      37,023      32,906
 Gain (loss) on early
  extinguishment of debt        31       (568)         31        (703)
 Equity in income (loss)
  of investments and
  venture funds               (840)       189       7,255        (818)
                         ---------- ---------- ----------- -----------
  Total other income
   (expense)               (20,407)   (19,015)    (28,642)    (41,088)
                         ---------- ---------- ----------- -----------
Income before income
 taxes and discontinued
 operations                240,957    241,772     503,315     463,451
Income tax expense          81,828     85,080     174,776     163,775
                         ---------- ---------- ----------- -----------
Net income from
 continuing operations     159,129    156,692     328,539     299,676
Discontinued operations,
 net of tax:
 Loss from discontinued
  operations                     -       (208)          -        (721)
                         ---------- ---------- ----------- -----------
Loss from discontinued
 operations, net of tax          -       (208)          -        (721)
                         ---------- ---------- ----------- -----------
Net income               $ 159,129  $ 156,484  $  328,539  $  298,955
                         ========== ========== =========== ===========

Basic earnings per share
 from continuing
 operations              $    0.38  $    0.37  $     0.78  $     0.72
Basic earnings (loss)
 per share from
 discontinued operations         -      (0.00)          -       (0.00)
                         ---------- ---------- ----------- -----------
Basic net earnings per
 share                   $    0.38  $    0.37  $     0.78  $     0.72
                         ========== ========== =========== ===========

Diluted earnings per
 share from continuing
 operations              $    0.37  $    0.36  $     0.75  $     0.69
Diluted earnings (loss)
 per share from
 discontinued operations         -      (0.00)          -       (0.00)
                         ---------- ---------- ----------- -----------
Diluted net earnings per
 share                   $    0.37  $    0.36  $     0.75  $     0.69
                         ========== ========== =========== ===========
Shares used in
 computation of per
 share data:
  Basic                    423,308    421,929     423,546     418,324
  Diluted                  435,775    439,460     436,708     435,918


            E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

                   Consolidated Statement of Income
               (In thousands, except per share amounts)
                             (Unaudited)


                                             Three Months Ended
                                      --------------------------------
                                       June 30,  March 31,   June 30,
                                         2007       2007       2006
                                      ---------- ---------- ----------
Revenue:
 Operating interest income            $ 905,772  $ 829,795  $ 660,373
 Operating interest expense            (491,608)  (439,209)  (315,771)
                                      ---------- ---------- ----------
  Net operating interest income         414,164    390,586    344,602
 Provision for loan losses              (30,045)   (21,186)   (10,270)
                                      ---------- ---------- ----------
  Net operating interest income after
   provision for loan losses            384,119    369,400    334,332
                                      ---------- ---------- ----------
 Commission                             169,768    158,993    167,296
 Fees and service charges                65,446     59,498     57,809
 Principal transactions                  27,768     30,082     31,590
 Gain on sales of loans and
  securities, net                         5,328     17,375     11,107
 Other revenue                           11,120      9,650      9,224
                                      ---------- ---------- ----------
  Total non-interest income             279,430    275,598    277,026
                                      ---------- ---------- ----------
  Total net revenue                     663,549    644,998    611,358
                                      ---------- ---------- ----------
Expense excluding interest:
 Compensation and benefits              119,079    123,782    125,641
 Clearing and servicing                  74,177     67,252     64,138
 Advertising and market development      35,938     45,592     30,420
 Communications                          25,821     26,156     27,834
 Professional services                   25,162     24,985     23,219
 Depreciation and amortization           20,075     19,383     18,827
 Occupancy and equipment                 22,820     23,579     20,428
 Amortization of other intangibles       10,187     10,268     11,972
 Facility restructuring and other
  exit activities                        (1,500)       733      2,884
 Other                                   70,426     32,675     25,208
                                      ---------- ---------- ----------
  Total expense excluding interest      402,185    374,405    350,571
                                      ---------- ---------- ----------
Income before other income (expense),
 income taxes and discontinued
 operations                             261,364    270,593    260,787
Other income (expense):
 Corporate interest income                1,001      1,705      2,188
 Corporate interest expense             (37,866)   (37,791)   (36,114)
 Gain on sales and impairment of
  investments                            17,267     19,756     15,290
 Gain (loss) on early extinguishment
  of debt                                    31          -       (568)
 Equity in income (loss) of
  investments and venture funds            (840)     8,095        189
                                      ---------- ---------- ----------
  Total other income (expense)          (20,407)    (8,235)   (19,015)
                                      ---------- ---------- ----------
Income before income taxes and
 discontinued operations                240,957    262,358    241,772
Income tax expense                       81,828     92,948     85,080
                                      ---------- ---------- ----------
Net income from continuing operations   159,129    169,410    156,692
Discontinued operations, net of tax:
 Loss from discontinued operations            -          -       (208)
                                      ---------- ---------- ----------
Loss from discontinued operations,
 net of tax                                   -          -       (208)
                                      ---------- ---------- ----------
Net income                            $ 159,129  $ 169,410  $ 156,484
                                      ========== ========== ==========

Basic earnings per share from
 continuing operations                $    0.38  $    0.40  $    0.37
Basic earnings (loss) per share from
 discontinued operations                      -          -      (0.00)
                                      ---------- ---------- ----------
Basic net earnings per share          $    0.38  $    0.40  $    0.37
                                      ========== ========== ==========

Diluted earnings per share from
 continuing operations                $    0.37  $    0.39  $    0.36
Diluted earnings (loss) per share
 from discontinued operations                 -          -      (0.00)
                                      ---------- ---------- ----------
Diluted net earnings per share        $    0.37  $    0.39  $    0.36
                                      ========== ========== ==========
Shares used in computation of per
 share data:
  Basic                                 423,308    423,786    421,929
  Diluted                               435,775    437,535    439,460

            E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

                      Consolidated Balance Sheet
                 (In thousands, except share amounts)
                             (Unaudited)


                                               June 30,   December 31,
                                                 2007         2006
                                             ------------ ------------
                   ASSETS
Cash and equivalents                         $ 1,039,510  $ 1,212,234
Cash and investments required to be
 segregated under Federal or other
 regulations                                     352,518      281,622
Trading securities                               161,851      178,600
Available-for-sale mortgage-backed and
 investment securities                        16,893,248   13,921,983
Loans held-for-sale                              242,269      283,496
Margin receivables                             7,399,916    6,828,448
Loans receivable, net                         31,483,530   26,372,697
Property and equipment, net                      363,349      318,389
Goodwill                                       2,036,920    2,072,920
Other intangibles, net                           451,528      471,933
Other assets                                   2,550,427    1,796,981
                                             ------------ ------------
  Total assets                               $62,975,066  $53,739,303
                                             ============ ============

    LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits                                     $27,770,749  $24,071,012
Securities sold under agreements to
 repurchase                                   12,435,733    9,792,422
Customer payables                              6,493,401    6,182,672
Other borrowings                               7,785,101    5,323,962
Senior notes                                   1,396,906    1,401,592
Mandatory convertible notes                      443,071      440,577
Accounts payable, accrued and other
 liabilities                                   2,315,943    2,330,696
                                             ------------ ------------
  Total liabilities                           58,640,904   49,542,933
                                             ------------ ------------

Shareholders' equity:
Common stock, $0.01 par value, shares
 authorized: 600,000,000; shares issued and
 outstanding: 425,256,687 at June 30, 2007
 and 426,304,136 at December 31, 2006              4,253        4,263
Additional paid-in-capital                     3,146,768    3,184,290
Retained earnings                              1,522,925    1,209,289
Accumulated other comprehensive loss            (339,784)    (201,472)
                                             ------------ ------------
  Total shareholders' equity                   4,334,162    4,196,370
                                             ------------ ------------
  Total liabilities and shareholders' equity $62,975,066  $53,739,303
                                             ============ ============

SEGMENT REPORTING
                            Three Months Ended June 30, 2007
                   ---------------------------------------------------
                     Retail   Institutional Eliminations(2)   Total
                   ---------- ----------------------------------------
Revenue:                             (In thousands)
 Operating
  interest income  $ 502,336  $    741,770  $     (338,334) $ 905,772
 Operating
  interest expense  (251,832)     (578,110)        338,334   (491,608)
                   ---------- ------------- --------------- ----------
  Net operating
   interest income   250,504       163,660               -    414,164
 Provision for
  loan losses              -       (30,045)              -    (30,045)
                   ---------- ------------- --------------- ----------
  Net operating
   interest income
   after provision
   for loan losses   250,504       133,615               -    384,119
                   ---------- ------------- --------------- ----------
 Commission          128,183        41,585               -    169,768
 Fees and service
  charges             57,979         9,923          (2,456)    65,446
 Principal
  transactions             -        27,768               -     27,768
 Gain on sales of
  loans and
  securities, net      7,351        (2,023)              -      5,328
 Other revenue        11,173            91            (144)    11,120
                   ---------- ------------- --------------- ----------
  Total non-
   interest income   204,686        77,344          (2,600)   279,430
                   ---------- ------------- --------------- ----------
  Total net
   revenue           455,190       210,959          (2,600)   663,549
                   ---------- ------------- --------------- ----------
Expense excluding
 interest:
 Compensation and
  benefits            79,725        39,354               -    119,079
 Clearing and
  servicing           22,658        54,119          (2,600)    74,177
 Advertising and
  market
  development         34,382         1,556               -     35,938
 Communications       22,570         3,251               -     25,821
 Professional
  services            17,074         8,088               -     25,162
 Depreciation and
  amortization        15,246         4,829               -     20,075
 Occupancy and
  equipment           19,759         3,061               -     22,820
 Amortization of
  other
  intangibles          9,536           651               -     10,187
 Facility
  restructuring
  and other exit
  activities            (842)         (658)              -     (1,500)
 Other                30,919        39,507               -     70,426
                   ---------- ------------- --------------- ----------
  Total expense
   excluding
   interest          251,027       153,758          (2,600)   402,185
                   ---------- ------------- --------------- ----------
Segment income     $ 204,163  $     57,201  $            -  $ 261,364
                   ========== ============= =============== ==========

                            Three Months Ended March 31, 2007
                   ---------------------------------------------------
                     Retail   Institutional Eliminations(2)   Total
                   ---------- ----------------------------------------
Revenue:                             (In thousands)
 Operating
  interest income  $ 457,764  $    671,243  $     (299,212) $ 829,795
 Operating
  interest expense  (230,283)     (508,138)        299,212   (439,209)
                   ---------- ------------- --------------- ----------
  Net operating
   interest income   227,481       163,105               -    390,586
 Provision for
  loan losses              -       (21,186)              -    (21,186)
                   ---------- ------------- --------------- ----------
  Net operating
   interest income
   after provision
   for loan losses   227,481       141,919               -    369,400
                   ---------- ------------- --------------- ----------
 Commission          123,305        35,688               -    158,993
 Fees and service
  charges             54,203         7,475          (2,180)    59,498
 Principal
  transactions             -        30,082               -     30,082
 Gain on sales of
  loans and
  securities, net      4,911        12,464               -     17,375
 Other revenue         9,751            41            (142)     9,650
                   ---------- ------------- --------------- ----------
  Total non-
   interest income   192,170        85,750          (2,322)   275,598
                   ---------- ------------- --------------- ----------
  Total net
   revenue           419,651       227,669          (2,322)   644,998
                   ---------- ------------- --------------- ----------
Expense excluding
 interest:
 Compensation and
  benefits            80,296        43,486               -    123,782
 Clearing and
  servicing           20,761        48,813          (2,322)    67,252
 Advertising and
  market
  development         43,924         1,668               -     45,592
 Communications       22,795         3,361               -     26,156
 Professional
  services            15,099         9,886               -     24,985
 Depreciation and
  amortization        14,809         4,574               -     19,383
 Occupancy and
  equipment           20,572         3,007               -     23,579
 Amortization of
  other
  intangibles          9,619           649               -     10,268
 Facility
  restructuring
  and other exit
  activities           1,017          (284)              -        733
 Other                19,301        13,374               -     32,675
                   ---------- ------------- --------------- ----------
  Total expense
   excluding
   interest          248,193       128,534          (2,322)   374,405
                   ---------- ------------- --------------- ----------
Segment income     $ 171,458  $     99,135  $            -  $ 270,593
                   ========== ============= =============== ==========



                            Three Months Ended June 30, 2006
                   ---------------------------------------------------
                     Retail   Institutional Eliminations(2)   Total
                   ---------- ----------------------------------------
Revenue:                             (In thousands)
 Operating
  interest income  $ 372,732  $    503,168  $     (215,527) $ 660,373
 Operating
  interest expense  (144,026)     (387,272)        215,527   (315,771)
                   ---------- ------------- --------------- ----------
  Net operating
   interest income   228,706       115,896               -    344,602
 Provision for
  loan losses              -       (10,270)              -    (10,270)
                   ---------- ------------- --------------- ----------
  Net operating
   interest income
   after provision
   for loan losses   228,706       105,626               -    334,332
                   ---------- ------------- --------------- ----------
 Commission          127,567        39,729               -    167,296
 Fees and service
  charges             52,052         7,536          (1,779)    57,809
 Principal
  transactions             -        31,590               -     31,590
 Gain on sales of
  loans and
  securities, net      8,958         2,149               -     11,107
 Other revenue        10,903            52          (1,731)     9,224
                   ---------- ------------- --------------- ----------
  Total non-
   interest income   199,480        81,056          (3,510)   277,026
                   ---------- ------------- --------------- ----------
  Total net
   revenue           428,186       186,682          (3,510)   611,358
                   ---------- ------------- --------------- ----------
Expense excluding
 interest:
 Compensation and
  benefits            80,352        45,289               -    125,641
 Clearing and
  servicing           20,124        47,524          (3,510)    64,138
 Advertising and
  market
  development         28,388         2,032               -     30,420
 Communications       24,520         3,314               -     27,834
 Professional
  services            18,168         5,051               -     23,219
 Depreciation and
  amortization        14,570         4,257               -     18,827
 Occupancy and
  equipment           18,483         1,945               -     20,428
 Amortization of
  other
  intangibles          9,814         2,158               -     11,972
 Facility
  restructuring
  and other exit
  activities           2,824            60               -      2,884
 Other                21,452         3,756               -     25,208
                   ---------- ------------- --------------- ----------
  Total expense
   excluding
   interest          238,695       115,386          (3,510)   350,571
                   ---------- ------------- --------------- ----------
Segment income     $ 189,491  $     71,296  $            -  $ 260,787
                   ========== ============= =============== ==========


KEY PERFORMANCE METRICS(3)
                                            Qtr                 Qtr
                                           ended               ended
                                           6/30/07             6/30/07
                    Qtr ended  Qtr ended    vs.    Qtr ended    vs.
Corporate Metrics     6/30/07    3/31/07   3/31/07   6/30/06   6/30/06
------------------------------ ---------- -------- ---------- --------

Operating
 margin %(1)
--------------------
Consolidated              39 %       42 %     (3)%       43 %     (4)%
Retail                    45 %       41 %      4 %       44 %      1 %
Institutional             27 %       44 %    (17)%       38 %    (11)%

Employees                4,027      4,217     (5)%      4,140     (3)%
Consultants and
 other                     240        266    (10)%        565    (58)%
                    ---------- ----------          ----------
  Total headcount        4,267      4,483     (5)%      4,705     (9)%

Revenue per
 headcount          $  155,507 $  143,876      8 % $  129,938     20 %

Revenue per
 compensation and
 benefits dollar    $     5.57 $     5.21      7 % $     4.87     14 %

Book value per share$    10.19 $    10.19      0 % $     9.03     13 %
Tangible book value
 per share          $     4.17 $     4.22     (1)% $     3.11     34 %
Cash &
 equivalents ($MM)  $  1,039.5 $  1,195.0    (13)% $    876.4     19 %
Free cash ($MM)     $    431.7 $    464.7     (7)% $    650.8    (34)%

Enterprise net
 interest spread
 (basis points)(4)         271        274     (1)%        291     (7)%
Enterprise interest-
 earning assets,
 average ($MM)      $   57,683 $   52,871      9 % $   44,064     31 %

Earnings before
 interest, taxes,
 depreciation &
 amortization
 ("EBITDA") ($MM)
--------------------
Net income from
 continuing
 operations         $    159.1 $    169.4     (6)% $    156.7      2 %
Tax expense               81.8       92.9    (12)%       85.1     (4)%
Depreciation &
 amortization             30.3       29.7      2 %       30.8     (2)%
Corporate interest
 expense                  37.9       37.8      0 %       36.1      5 %
                    ---------- ----------          ----------
  EBITDA            $    309.1 $    329.8     (6)% $    308.7      0 %

Interest coverage          8.2        8.7     (6)%        8.5     (4)%


Retail Metrics
--------------------

Trading days              63.0       61.0      3 %       63.0      0 %

DARTs
--------------------
US                     141,606    141,238      0 %    142,621     (1)%
International           27,516     28,798     (4)%     22,981     20 %
                    ---------- ----------          ----------
  Total DARTs          169,122    170,036     (1)%    165,602      2 %

Total trades (MM)         10.7       10.4      3 %       10.4      3 %

Average commission
 per trade          $    12.03 $    11.89      1 % $    12.23     (2)%

End of period margin
 debt ($B)          $     7.52 $     7.03      7 % $     7.15      5 %
Average margin
 debt ($B)          $     7.13 $     6.91      3 % $     6.99      2 %

Gross new
 investing/trading
 accounts              198,538    170,672     16 %    169,595     17 %
Gross new
 deposit/lending
 accounts              125,179    179,547    (30)%     97,739     28 %
Inactive accounts     (147,605)  (150,981)    (2)%   (164,166)   (10)%
Customer closed
 accounts              (75,436)   (80,364)    (6)%    (61,689)    22 %
                    ---------- ----------          ----------
  Net new accounts     100,676    118,874    (15)%     41,479    143 %

End of period
 investing/trading
 accounts            3,653,413  3,613,762      1 %  3,626,963      1 %
End of period
 deposit/lending
 accounts              993,807    932,782      7 %    748,950     33 %
                    ---------- ----------          ----------
  End of period
   total accounts    4,647,220  4,546,544      2 %  4,375,913      6 %

Account Segmentation
 Detail(5)
--------------------
Retail accounts
 within target
 segment(6)            978,084    912,057      7 %       N.A.     N.M.
Other retail
 accounts(7)         2,610,164  2,583,257      1 %       N.A.     N.M.
Corporate Services
 accounts            1,058,972  1,051,230      1 %       N.A.     N.M.
                    ---------- ----------          ----------
  End of period
   total accounts    4,647,220  4,546,544      2 %  4,375,913      6 %

Net new customers       51,193     37,100     N.M.     11,040     N.M.
End of period total
 customers           3,528,261  3,477,068      1 %  3,415,642      3 %

End of period assets
 per customer       $   60,323 $   57,659      5 % $   52,741     14 %
Consolidated net
 revenue per
 customer           $      188 $      186      1 % $      179      5 %
Consolidated segment
 income per
 customer(1)        $       74 $       78     (5)% $       76     (3)%
Products per
 customer                  2.1        2.1      0 %        2.1      0 %

Client Assets ($B)
--------------------
Security holdings   $    140.2 $    133.5      5 % $    121.6     15 %
Cash (including
 money market funds)      10.6       10.2      4 %        9.5     12 %
Unexercised
 Corporate Services
 client options
 (vested)                 34.7       31.0     12 %       28.4     22 %
                    ---------- ----------          ----------
  Client assets in
   investing/trading
   accounts              185.5      174.7      6 %      159.5     16 %
                    ---------- ----------          ----------
Sweep Deposit
 Account                  11.0       10.8      2 %       10.5      5 %
Transaction accounts      11.7       10.3     14 %        6.1     92 %
CDs                        4.6        4.7     (2)%        4.0     15 %
                    ---------- ----------          ----------
  Client assets in
   deposit accounts       27.3       25.8      6 %       20.6     33 %
                    ---------- ----------          ----------
  Total client
   assets           $    212.8 $    200.5      6 % $    180.1     18 %

Net new client
 assets ($B)(8)     $      1.6 $      2.9     N.M.       N.A.     N.M.

Total customer cash
 and deposits ($B)  $     37.9 $     36.0      5 % $     30.1     26 %

Unexercised
 Corporate Services
 client options
 (unvested) ($B)    $     24.8 $     20.5     21 % $     16.5     50 %


Institutional Metrics
------------------------------

Market Making
--------------------
Equity shares
 traded (MM)            59,988     47,425     26 %     69,537    (14)%
Average revenue
 capture per 1,000
 equity shares      $    0.433 $    0.576    (25)% $    0.387     12 %
% of Bulletin Board
 equity shares to
 total equity shares     91.3%      89.7%      2 %      92.7%     (1)%

End of Period
 Enterprise Loans
 Receivable
 Detail ($MM)
--------------------
Mortgage and home
 equity loans, net  $   28,599 $   26,628      7 % $   17,256     66 %
Margin receivables       7,400      6,948      7 %      7,143      4 %
Consumer loans, net      2,854      3,006     (5)%      3,610    (21)%
Other                      273        231     18 %        151     81 %
                    ---------- ----------          ----------
  Total enterprise
   loans receivable,
   net              $   39,126 $   36,813      6 % $   28,160     39 %

Credit Quality and
 Reserve Metrics
--------------------
Net charge-offs as a
 % of average loans
 receivable, net
 (annualized)           0.29 %     0.30 %  (0.01)%     0.15 %   0.14 %
Provision as a % of
 average loans
 receivable, net
 (annualized)           0.39 %     0.30 %   0.09 %     0.20 %   0.19 %
Total allowance for
 loan losses as a %
 of total ending
 gross loans
 receivable             0.24 %     0.23 %   0.01 %     0.32 %  (0.08)%
Total nonperforming
 loans receivable as
 a % of total gross
 loans receivable       0.53 %     0.39 %   0.14 %     0.22 %   0.31 %
Tier 1 Capital
 Ratio(9)               6.15 %     6.24 %  (0.09)%     5.85 %   0.30 %
Risk Weighted
 Capital Ratio(9)      10.58 %    10.48 %   0.10 %    11.01 %  (0.43)%


ACTIVITY IN ALLOWANCE FOR LOAN LOSSES

                                               Three Months Ended
                                                 June 30, 2007
                                          ----------------------------
                                          Mortgage  Consumer   Total
                                          --------- -------- ---------
                                                 (In thousands)
Allowance for loan losses, ending 3/31/07 $ 44,126  $23,863  $ 67,989
Provision for loan losses                   25,154    4,891    30,045
Charge-offs, net                           (15,636)  (6,694)  (22,330)
                                          --------- -------- ---------
Allowance for loan losses, ending 6/30/07 $ 53,644  $22,060  $ 75,704
                                          ========= ======== =========


AVERAGE ENTERPRISE BALANCE SHEET DATA

                                           Three Months Ended
                                             June 30, 2007
                                    --------------------------------
                                                Operating
                                      Average    Interest  Average
                                      Balance   Inc./Exp. Yield/Cost
                                    ----------- --------- ----------
Enterprise interest-earning assets:          (In thousands)
Loans, net(10)                      $31,037,971 $ 497,517      6.41%
Margin receivables                    7,003,411   127,335      7.29%
Mortgage-backed and related
 available-for-sale securities       13,027,383   172,501      5.30%
Available-for-sale investment
 securities                           4,502,434    73,133      6.50%
Trading securities                      114,135     3,174     11.12%
Cash and cash equivalents(11)         1,244,965    15,008      4.84%
Stock borrow and other                  752,280    14,688      7.83%
                                    ----------- ---------
    Total enterprise interest-
     earning assets                 $57,682,579   903,356      6.27%
                                    =========== ---------
Enterprise interest-bearing
 liabilities:
Retail deposits                     $26,778,743   200,081      3.00%
Brokered certificates of deposit        424,645     5,220      4.93%
Customer payables                     6,836,301    22,779      1.34%
Repurchase agreements and other
 borrowings                          13,558,998   175,337      5.12%
FHLB advances                         6,151,086    78,800      5.07%
Stock loan and other                  1,194,006     8,381      2.82%
                                    ----------- ---------
    Total enterprise interest-
     bearing liabilities            $54,943,779   490,598      3.56%
                                    =========== ---------
Enterprise net interest
 income/spread(4)                               $ 412,758      2.71%
                                                =========

                                           Three Months Ended
                                             March 31, 2007
                                   ---------------------------------
                                                Operating
                                      Average    Interest  Average
                                      Balance   Inc./Exp. Yield/Cost
                                   ------------ --------- ----------
Enterprise interest-earning assets:          (In thousands)
Loans, net(10)                      $28,093,409 $ 451,399      6.43%
Margin receivables                    6,787,828   123,986      7.41%
Mortgage-backed and related
 available-for-sale securities       12,040,109   157,967      5.25%
Available-for-sale investment
 securities                           3,901,434    63,496      6.52%
Trading securities                      119,779     3,269     10.92%
Cash and cash equivalents(11)         1,358,120    15,930      4.76%
Stock borrow and other                  570,805    10,051      7.14%
                                   ------------ ---------
    Total enterprise interest-
     earning assets                 $52,871,484   826,098      6.27%
                                   ============ ---------
Enterprise interest-bearing
 liabilities:
Retail deposits                     $24,696,611   177,329      2.91%
Brokered certificates of deposit        466,559     5,659      4.92%
Customer payables                     6,380,411    20,479      1.30%
Repurchase agreements and other
 borrowings                          12,137,872   159,031      5.24%
FHLB advances                         4,996,389    62,852      5.03%
Stock loan and other                  1,349,305    12,515      3.76%
                                   ------------ ---------
    Total enterprise interest-
     bearing liabilities            $50,027,147   437,865      3.53%
                                   ============ ---------
Enterprise net interest
 income/spread(4)                               $ 388,233      2.74%
                                                =========

                                           Three Months Ended
                                             June 30, 2006
                                    --------------------------------
                                                Operating
                                      Average    Interest  Average
                                      Balance   Inc./Exp. Yield/Cost
                                    ----------- --------- ----------
Enterprise interest-earning assets:          (In thousands)
Loans, net(10)                      $20,419,936 $ 303,499      5.95%
Margin receivables                    6,982,867   123,390      7.09%
Mortgage-backed and related
 available-for-sale securities       11,715,510   147,374      5.03%
Available-for-sale investment
 securities                           3,048,166    47,287      6.21%
Trading securities                      142,452     2,946      8.27%
Cash and cash equivalents(11)         1,260,684    13,421      4.27%
Stock borrow and other                  493,981     8,795      7.14%
                                    ----------- ---------
    Total enterprise interest-
     earning assets                 $44,063,596   646,712      5.87%
                                    =========== ---------
Enterprise interest-bearing
 liabilities:
Retail deposits                     $19,848,322   115,062      2.33%
Brokered certificates of deposit        577,068     6,696      4.65%
Customer payables                     6,416,136    16,957      1.06%
Repurchase agreements and other
 borrowings                          10,580,283   129,103      4.83%
FHLB advances                         2,842,198    32,207      4.48%
Stock loan and other                  1,133,694     8,487      3.00%
                                    ----------- ---------
    Total enterprise interest-
     bearing liabilities            $41,397,701   308,512      2.96%
                                    =========== ---------
Enterprise net interest
 income/spread(4)                               $ 338,200      2.91%
                                                =========


Reconciliation from Enterprise Net Interest Income to Net Operating
 Interest Income
                                              Three Months Ended
                                         -----------------------------
                                         June 30,  March 31, June 30,
                                           2007      2007      2006
                                         --------- --------- ---------
                                                (In thousands)
Enterprise net interest income           $412,758  $388,233  $338,200
Taxable equivalent interest
 adjustment(12)                            (7,487)   (7,320)   (4,306)
Stock conduit, net(13)                          3         9       132
Customer cash held by third parties(14)     8,890     9,664    10,576
                                         --------- --------- ---------
  Net operating interest income          $414,164  $390,586  $344,602
                                         ========= ========= =========

    SUPPLEMENTAL INFORMATION

    Explanation of Non-GAAP Measures and Certain Metrics

    Management believes that free cash, EBITDA, interest coverage, EPS excluding certain legal and regulatory items, operating margin excluding legal and regulatory matters, enterprise net interest income and enterprise interest-earning assets are appropriate measures for evaluating the operating and liquidity performance of the Company. We believe that the elimination of certain items from the related GAAP measures is helpful to investors and analysts who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Management uses non-GAAP information internally to evaluate our operating performance and in formulating our budget for future periods.

    Reporting Changes

    During the period ended March, 31, 2007, the Company re-defined the line item "Service charges and fees" by reclassifying certain fee-like revenue items formerly reported in "Other revenue" into the "Service charges and fees" line item, now called "Fees and service charges". We also re-presented our balance sheet to report margin receivables and customer payables directly on the face of the balance sheet. The remaining components of brokerage receivables and brokerage payables are now reported in the "Other assets" and "Accounts payable, accrued and other liabilities" line items, respectively. The Company has re-presented the income statement and balance sheet for the past two years on our Investor Relations website.

    Free Cash

    Free cash represents cash held at the Company and its non-Bank and non-Brokerage subsidiaries, less discretionary reserves, plus excess capital at Bank and Brokerage after application of regulatory capital requirements and the Company's own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company's liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

    EBITDA

    EBITDA represents net income from continuing operations before corporate interest expense, taxes and depreciation and amortization. Management believes that EBITDA provides a useful additional measure of our performance by excluding certain non-cash charges and expenses that are not directly related to the performance of our business.

    Interest Coverage

    Interest coverage represents EBITDA divided by corporate interest expense. Management believes that by excluding the charges and expenses that are excluded from EBITDA, interest coverage provides a useful additional measure of our ability to continue to meet our interest obligations and our liquidity.

    EPS Excluding Certain Legal and Regulatory Items

    EPS excluding certain legal and regulatory items represents net income plus certain legal and regulatory items, net of tax, divided by diluted shares. Management believes that excluding charges associated with certain legal and regulatory matters from EPS provides a useful measure to assess the ongoing operating performance of the Company without the impact of nonrecurring charges associated with certain legal and regulatory matters.

    Operating Margin Excluding Certain Legal and Regulatory Matters

    Operating margin excluding certain legal and regulatory items represents operating income plus legal and regulatory items, net of tax, divided by total net revenue. Management believes that excluding charges associated with certain legal and regulatory matters from operating margin provides a useful measure to assess the ongoing operating performance of the Company without the impact of nonrecurring charges associated with certain legal and regulatory matters.

    Enterprise Net Interest Income

    Enterprise net interest income is taxable equivalent basis net operating interest income excluding corporate interest income and corporate interest expense, stock conduit interest income and expense and interest earned on customer cash held by third parties. Management believes this non-GAAP measure is useful to investors and analysts as it is a measure of the net operating interest income generated by our core operations.

    Enterprise Interest-Earning Assets

    Enterprise interest-earning assets consists of the primary interest-earning assets of the Company and includes: loans receivable, mortgage-backed and available-for-sale securities, margin receivables, stock borrow balances, and cash required to be segregated under regulatory guidelines that earn interest for the Company. Management believes that this non-GAAP measure is useful to investors and analysts as it is a measure of the primary assets from which the Company generates net operating interest income.

    It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP. For complete information on the items excluded from these non-GAAP measures, please see our financial statements and "Management's Discussion and Analysis of Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

    ENDNOTES

    (1) Operating margin is the percentage of net revenue that results in income before other income (expense), income taxes and discontinued operations. The percentage is calculated by dividing our income before other income (expense), income taxes and discontinued operations by our total net revenue. Our second quarter results include $35 million for certain legal and previously disclosed regulatory matters related to the Company's institutional equity business. Excluding the impact of these items, operating margin was 45 percent for the quarter and consolidated segment income per customer was $84.

    (2) Reflects elimination of transactions between retail and institutional segments, which includes deposit and customer payable transfer pricing, servicing and order flow rebates.

    (3) Amounts and percentages may not calculate due to rounding.

    (4) Enterprise net interest spread is the taxable equivalent rate earned on average enterprise interest-earning assets less the rate paid on average enterprise interest-bearing liabilities, excluding corporate interest-earning assets and liabilities, stock conduit and customer cash held by third parties.

    (5) Data prior to Q4 2006 is not available.

    (6) Target segment accounts are accounts held by customers with over $50,000 in assets and/or generating 30 or more trades per quarter.

    (7) Other retail accounts are accounts that (a) were opened less than 90 days prior to the end of the relevant quarter; (b) only include a lending relationship or (c) that otherwise do not meet the definition of a target segment account.

    (8) Net new client assets are total inflows to all new and existing client accounts less total outflows from all closed and existing client and closed accounts. Data prior to Q1 2007 is not available.

    (9) Q2 2007 estimate. Includes E*TRADE Clearing, LLC, which became an operating subsidiary of E*TRADE Bank in Q1 2007.

    (10) Excludes loans to customers on margin.

    (11) Includes segregated cash balances.

    (12) Gross-up for tax-exempt securities.

    (13) Net operating interest income earned on average stock conduit assets of $2.2 million, $2.7 million and $362.4 million for the quarters ended June 30, 2007, March 31, 2007 and June 30, 2006, respectively.

    (14) Includes interest earned on average customer assets of $4.0 billion, $3.9 billion and $3.4 billion for the quarters ended June 30, 2007, March 31, 2007 and June 30, 2006, respectively, held by parties outside E*TRADE FINANCIAL, including third party money market funds and sweep deposit accounts at unaffiliated financial institutions.

    CONTACT: E*TRADE FINANCIAL Media Relations Contact
             Pam Erickson, 617-296-6080
             E*TRADE FINANCIAL Corporation
             pam.erickson@etrade.com
             or
             E*TRADE FINANCIAL Investor Relations Contact
             Adam Townsend, 703-236-8719
             E*TRADE FINANCIAL Corporation
             adam.townsend@etrade.com